                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934*

Date of report (Date of earliest event reported)  May 31, 2006
                                                 -------------------------------

                         Finlay Fine Jewelry Corporation
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

               Delaware                                33-59380                              13-3287757
----------------------------------------------------------------------------------------------------------------------
(State or other jurisdiction                          (Commission                           (IRS Employer
 of incorporation)                                   File Number)                        Identification No.)

529 Fifth Avenue, New York, New York                                                                            10017
------------------------------------------------------------ ---------------------------------------------------------
(Address of principal executive offices)                                                                   (Zip Code)

Registrant's telephone number, including area code   (212) 808-2800
                                                   -----------------------------

                                 Not Applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
         CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the
         Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the
         Exchange Act (17 CFR 240.13e-4(c))

-----------------------
*    The Registrant is not subject to the filing requirements of Section 13 or
     15(d) of the Securities Exchange Act of 1934 and is voluntarily filing this
     Current Report on Form 8-K.

ITEM 8.01    OTHER EVENTS.

On May 31, 2006, Finlay Enterprises, Inc., the parent of Finlay Fine Jewelry
Corporation ("Finlay Jewelry") issued a press release to announce that Finlay
Jewelry's license agreement with Belk, Inc. will not be renewed when it expires on January 31, 2007. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibits.

              EXHIBIT NO.         DESCRIPTION
              -----------         -----------
              99.1                Finlay Enterprises, Inc. press release dated
                                  May 31, 2006.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     FINLAY FINE JEWELRY CORPORATION

Date:  May 31, 2006                  By:  /s/ Bruce E. Zurlnick
                                         ---------------------------------------
                                         Bruce E. Zurlnick
                                         Senior Vice President, Treasurer and
                                         Chief Financial Officer